Exhibit 10.1

400 Technology Square, Cambridge, MA

Epizyme, Inc.

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (“Third Amendment”) is made as of May 18, 2017, by and between ARE-TECH SQUARE, LLC, a Delaware limited liability company (“Landlord”), and EPIZYME, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of June 15, 2012, as amended by that certain First Amendment to Lease dated as of September 30, 2013 and that certain Second Amendment to Lease (the “Second Amendment”) dated as of May 18, 2016 (as so amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises containing approximately 43,066 rentable square feet (the “Premises”), in a building located at 400 Technology Square, Cambridge, Massachusetts. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Tenant desires, subject to the terms and conditions set forth below, to exercise its Extension Right pursuant to Section 39(a) of the Lease, and to provide for the Base Rent during the Extension Term.

C. Landlord and Tenant desire to amend the Lease as provided herein

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. Exercise of Extension Right; Base Rent in Extension Term. Tenant hereby exercises the Extension Right pursuant to Section 39(a) of the Lease, and accordingly the Base Term of the Lease is hereby extended through November 30, 2022. Such extension is on the same terms and conditions contained in the Lease, except that Base Rent during the Extension Term shall be as listed in the table below and Tenant shall have no further right to extend the Term of the Lease.

Time Period	Monthly Base Rent
From December 1, 2017 through May 31, 2018	$236,435.09
From June 1, 2018 through November 30, 2018	$269,162.50
From December 1, 2018 through November 30, 2019	$277,237.37
From December 1, 2019 through November 30, 2020	$285,554.49
From December 1, 2020 through November 30, 2021	$294,121.12
From December 1, 2021 through November 30, 2022	$302,944.75

400 Technology Square, Cambridge, MA

Epizyme, Inc.

2. OFAC. Tenant, and all beneficial owners of Tenant, are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

3. Miscellaneous.

a. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. The Second Amendment is hereby made void and of no further force or effect, and in the event of any conflict between the Second Amendment and this Third Amendment, this Third Amendment shall govern. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

d. Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall govern. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page.]

400 Technology Square, Cambridge, MA

Epizyme, Inc.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

TENANT: EPIZYME, INC., a Delaware corporation

By:	/s/ Robert Bazemore

Its:	CEO

LANDLORD: ARE-TECH SQUARE, LLC, a Delaware limited liability company

By:	ARE-MA REGION NO. 31, LLC, a Delaware limited liability company, its manager

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, its managing member

		By:	ARE-QRS CORP., a Maryland corporation, its general partner

			By:	/s/ Eric S. Johnson

			Its:	Senior Vice President RE Legal Affairs